Rule 497(e)
File Nos. 33-73832 and 811-8268

Firsthand Funds

Supplement dated October 1, 2008 to the
Prospectus dated April 29, 2008

For Shareholders of Firsthand Technology Value Fund

The following disclosure is to be added to the end of the section entitled “Principal Investment Risks: Illiquid Securities Risk” on page 5 of the prospectus:

For the last few years, securities of private, not publicly traded, companies have composed a high percentage of the Fund’s portfolio.  Recently, a variety of factors have caused the Fund’s illiquid securities percentage to exceed 30%.  This percentage could increase further depending on the performance of the Fund’s investments and redemption activities.  It is anticipated that the current percentage of illiquid securities may remain high. This level of illiquid securities also means that the Fund is appropriate for only long-term investors.